UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) May 28, 2026
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Sunrun Inc.
(Exact name of registrant as specified in its charter)
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Delaware	001-37511	26-2841711
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
600 California Street, Suite 1800
San Francisco, California 94108
(Address of principal executive offices, including zip code)
(415) 580-6900
(Registrant’s telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	RUN	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.
On May 28, 2026, Sunrun Inc. (the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”) via a virtual-only meeting format.
At the Annual Meeting, the stockholders of the Company considered three proposals, each of which is described in more detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 15, 2026. The matters voted upon at the Annual Meeting and the results of such voting are set forth below.
Proposal 1: Election of nine nominees to serve as directors until the 2027 annual meeting of stockholders and until his or her successors are duly elected and qualified or until his or her earlier resignation, death or removal. The votes were cast as follows:

Director	Votes For	Votes Withheld	Broker Non-Votes
Lynn Jurich	164,544,665	3,334,960	16,204,255
Alan Ferber	166,921,592	958,033	16,204,255
John Trinta	167,307,542	572,083	16,204,255
Leslie Dach	165,203,555	2,676,070	16,204,255
Edward Fenster	164,523,390	3,356,235	16,204,255
Mary Powell	167,310,356	569,269	16,204,255
Katherine August de-Wilde	166,440,169	1,439,456	16,204,255
Sonita Lontoh	161,130,466	6,749,159	16,204,255
Craig Cornelius	167,380,650	498,975	16,204,255
Lynn Jurich, Alan Ferber, John Trinta, Leslie Dach, Edward Fenster, Mary Powell, Katherine August de-Wilde, Sonita Lontoh, and Craig Cornelius were duly elected as directors.
Proposal 2: Advisory vote on the compensation of the Company’s named executive officers. The votes were cast as follows:

Votes For	Against	Abstain	Broker Non-Votes
145,049,083	17,391,682	5,438,860	16,204,255

On an advisory basis, the compensation of the Company’s named executive officers as set forth in the proxy statement was approved by the stockholders.

Proposal 3: Ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026. The votes were cast as follows:

Votes For	Against	Abstain	Broker Non-Votes
180,637,024	3,273,733	173,123	—
Item 9.01 Financial Statements and Exhibits.
(d)      Exhibits.

Exhibit No.	Description

104	Cover Page Interactive Data File (embedded within the inline XRBL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUNRUN INC.

By:	/s/ Jeanna Steele
Jeanna Steele Chief Legal Officer and Chief People Officer

Date: May 28, 2026